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                                                                   EXHIBIT 10(d)


NOTE: THE OMITTED PORTIONS OF THIS DOCUMENT MARKED WITH AN ASTERISK ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


CHILDREN'S TELEVISION WORKSHOP

Dated as of July 1, 1999


The First Years, Inc.
One Kiddie Drive
Avon, Massachusetts 02322

Dear Sirs:

The following, when signed by you ("Licensee") and by us ("CTW"), will constitute a renewal of the agreement between Licensee and CTW dated as of the 1st day of July, 1996, as the same may have heretofore been amended and/or extended (hereinafter referred to as the "Agreement"), effective as of the date hereof:

The Term of the Agreement, with respect to the distribution and sale of Products in the United States, is hereby renewed for an additional period of * years commencing July 1, 1999 and ending *, upon all the terms and conditions therein contained, except as herein otherwise specified:

     1. Effective as of the date hereof, the term of the letter of extension, dated as of July 1, 1999, shall be deemed null and void.

     2. During the Term of this renewal, Licensee shall have the right to continue to manufacture, distribute and sell the following product items specified below:

                    FEEDING & SOOTHING ITEMS
                    ------------------------

                    Reuseable & Disposable Bottles
                    Pacifiers and Pacifier Attachers
                    Teethers (the packaging of which shall be carded)
                    Suction Bowls
                    Melamine Set consisting of Section Dish Bowl and Cup Stainless Flatware with Plastic Handles
                    Plastic Snack Containers
                    Splat Mat (for under high chair)
                    Snack Totes (soft fabric, shaped tote to hold snacks)
                    Cups: Trainer Cups, Spout Cups, Straw Cups, Spill Proof Cups Giftset Combinations consisting of the above Products
                    Bibs (The Marketing Date for such Products shall be
                          January 1, 2000)


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The First Years Inc.             Page -2-               Dated as of July 1, 1999


                    PLAY & DISCOVER ITEMS
                    ---------------------

                    Rattles - the packaging of which shall be carded:

                         Plastic Rattles (with or without sound)
                         Soft Fabric Rattles:
                              Rattling Ring Pals, Ring Rattles, Foot Rattles Chewy Buddy Rattles
                              Wrist Rattles

                    CARE & SAFETY ITEMS:
                    --------------------

                    Hooded Towels
                    Wash Mitts
                    Baby Bather
                    Comb & Brush sets
                    Nightlights (cordless plug-ins)
                    Car Sunshades
                    Bed Rails (The Marketing Date for such Products shall be
                               October 31, 1999)
                    Harness & Handstrap
                    Boo Boo Cold Packs
                    Medicine Feeders
                    Thermometers
                    Step Stools (plastic)
                    Toilet Trainers (3-in-1 Learning Potty)
                    Booties
                    Neck Supports - (Licensee's right to sell existing design of such neck supports shall expire on May 1, 2000)

     3. Licensee guarantees that CTW's earnings, during the Term of this renewal, shall be as follows:

                    *

     4. The Royalty that is payable to CTW pursuant to subparagraph 5(a) of the Agreement and Item D of Exhibit 1 to the Agreement shall be as follows:

                    * of Gross Proceeds during the period 7/1/99 - 12/31/99,
                      thereafter * of Gross Proceeds
                    * F.O.B.

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The First Years Inc.             Page -3-               Dated as of July 1, 1999


     5. Licensee's channels of distribution with respect to the sales of Products hereunder shall be through MASS MARKET and MID-TIER DEPARTMENT STORE CHANNELS (as defined in the Agreement).

Except as herein expressly modified and/or amended, the Agreement shall remain in full force and effect according to the terms thereof and, as herein modified, amended and/or extended, is hereby expressly ratified and confirmed. This modification, its construction and effect shall be determined in accordance with the laws of the State of New York with respect to agreements to be fully performed therein.

If the foregoing accords with your understanding, please sign this modification at the place set forth below.

Very truly yours,

CHILDREN'S TELEVISION WORKSHOP                    ACCEPTED AND AGREED TO:

By: /s/ Joseph T. Diaz                            THE FIRST YEARS, INC.
   -------------------------------------          By: /s/ Ronald J. Sidman
   Joseph T. Diaz, Group President                   ---------------------------
   Products and International Television